                                  EXHIBIT 10.2

                FIRST AMENDED SETTLEMENT, EXCHANGE OF COLLATERAL
                              AND RELEASE AGREEMENT

         This First Amended Settlement, Exchange of Collateral and Release Agreement ("Agreement") is made by and between AMRESCO FINANCIAL I, L.P. ("Lender"), DAMERT COMPANY ("Borrower"), FREDERICK A. DAMERT ("Guarantor"), and JANEX INTERNATIONAL, INC. ("Janex"). Lender, Borrower, Guarantor, and Janex are referred to within this Agreement collectively as "the Parties."

                                    RECITALS

         A. As part of a continuing credit relationship, Borrower and Lender's predecessor-in-interest, Wells Fargo Bank, National Association ("Bank"), entered into several agreements pursuant to which Bank agreed to provide certain financial accommodations to Borrower, including, without limitation: i) a revolving line of credit in the maximum principal amount of $2,500,000.00 (the "Line of Credit"). Borrower's obligations to Bank under the Line of Credit were evidenced by, among other things, a promissory note executed by Borrower in favor of Bank on or about May 15, 1998 ("Line of Credit Note"); ii) a term loan in the original principal amount of $80,260.00 ("Term Loan"). Borrower's obligations to Bank under the Term Loan were evidenced by, among other things, a promissory note executed by Borrower in favor of Bank on or about April 30, 1996 ("Term Note"); and iii) a loan in the original principal amount of $400,000.00 (the "Loan"). Borrower's obligations to Bank under the Loan were evidenced by, among other things, a promissory note executed by Borrower in favor of Bank on or about December 15, 1998 ("Note"). Hereinafter, the Line of Credit, the Term Loan and the Loan shall be referred to collectively as the "Loans." Hereinafter, the Line of Credit Note, the Term Note and the Note shall be referred to collectively as the "Notes;

         B. In connection with the Loans, Borrower executed several continuing security agreements as Grantor in favor of Bank as Grantee, with the most recent agreement executed on or about April 15, 1997 ("Security Agreement"). Pursuant to the Security Agreement, Bank was granted a security interest in substantially all of Borrower's personal property collateral, more particularly described in the Security Agreement ("Collateral"). Bank's interests in the Collateral were perfected pursuant to several UCC-1 financing statements ("Financing Statements"), executed by Borrower in favor of Bank, as follows: i) a UCC-1 dated June 18, 1992, recorded in the Official Records of the California Secretary of State on June 25, 1992 as Instrument No. 92139732, and continued by a UCC-2 Financing Statement dated December 30, 1996, which was recorded on January 6, 1997 as Instrument No. 97007C0253; ii) a UCC-1 dated October 16, 1995, recorded in the Official Records of the California Secretary of State on December 18, 1995 as Instrument No. 9535460343; and iii) a UCC-1 dated October 16, 1995, recorded in the Official Records of the California Secretary of State on January 10, 1996 as Instrument No. 9601160155;

         C. The obligations of Borrower to Bank were guaranteed in an unlimited face amount pursuant to commercial continuing guarantees executed by Guarantor in favor of Bank, with the most recent continuing guaranty ("F. DaMert Guaranty") executed by Guarantor on or about August 15, 1998, in the maximum face amount of $3,040,000.00. Guarantor has also extended credit to Borrower in the form of one or more loans. In connection with Bank's extensions of credit to Borrower, Guarantor has executed subordination agreements in favor of Bank, pursuant to which Guarantor agreed to subordinate the indebtedness of Borrower to Guarantor, to the indebtedness of Borrower to Bank. Guarantor executed the most recent subordination agreement on or about September 16, 1997 ("Subordination Agreement");

         D. On or about May 15, 1999, pursuant to a Letter Amendment agreement between Bank and Borrower, and acknowledged by Guarantor, the maturity dates of the Line of Credit Note and the Note were extended to June 30, 1999. On or about July 13, 1999, pursuant to a Modification Agreement between Bank and Borrower, and acknowledged by Guarantor, the maturity dates of the Line of Credit Note and the Note were extended to July 31, 1999. The maturity dates of the Line of Credit Note and the Note were extended because of Borrower's continuing negotiations at that time with Futech Interactive Products, Inc. ("Futech") for the sale of Borrower to Futech, which sale was expected to be completed by July 31, 1999;


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

         E. On or about July 21, 1999, all of the rights and interests of Bank under all of the Loan Documents were assigned to Lender. Borrower failed to pay the amounts due under the Line of Credit and the Loan on the extended maturity date of July 31, 1999. Pursuant to a Loan Modification Agreement dated as of July 31, 1999, and amendments thereto, the maturity dates of the Line of Credit and the Loan were extended to September 30, 2000. Borrower paid the Term Loan in full in or about May 2000. However, Borrower is in default under the Loan Modification Agreement in that, among other things, the interest only payments under the remaining two Loans have not been paid as of June 15, 2000, and for all other payments thereafter. Hereinafter, the Notes, the Security Agreement, the Financing Statements, the F. DaMert Guaranty, the Subordination Agreement, the Letter Amendment, the Modification Agreement, the Loan Modification Agreement, the amendments to the Loan Modification Agreement, and all other documents evidencing or related to the Loans shall at times be referred to collectively as the "Loan Documents;

         F. On or about November 8, 2000, the Parties entered into that certain Settlement, Exchange of Collateral and Release Agreement ("Prior Agreement"), pursuant to which certain transactions between the Parties were to occur on December 1, 2000, as described more fully in the Prior Agreement. Pursuant to the Prior Agreement, Janex made a deposit of $20,000 with Lender, as provided in Paragraph 2.1 of the Prior Agreement. The transactions in the Prior Agreement were not consummated between the Parties on December 1, 2000. The Parties still desire to consummate the transactions contemplated in the Prior Agreement, and are entering into this Agreement to effectuate that desire, upon the amended terms and conditions hereinafter set forth;

         F. Janex continues to be in negotiations with Borrower to acquire Borrower, either through a merger or a stock purchase agreement. Janex anticipates completing the acquisition of Borrower by the Closing Date of this Agreement, as defined below; and

         G. Janex, Borrower and Guarantor have continued to request that Lender accept a combination of money, and equity in Janex or its subsidiary, in exchange for a release of Lender's interest in any assets of Borrower, and a release of the obligations of Guarantor under the F. DaMert Guaranty. Lender is willing to accept such consideration in exchange for such releases upon the terms and conditions hereinafter set forth.

                                      TERMS

         NOW, THEREFORE, in consideration of the terms, covenants, promises, representations and conditions herein, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged by each of the Parties hereto, the Parties hereto, and each of them, hereby represent and agree, as follows:

         1.0 INCORPORATION OF RECITALS.The foregoing Recitals form a material part of this Agreement and are hereby incorporated by reference as if set forth in full.

         2.0 CONSIDERATION. As further consideration for the provisions of this Agreement, the Parties agree as follows:

         2.1 GOOD FAITH DEPOSIT BY JANEX: The deposit of $20,000.00 previously made by Janex will be applied to the total consideration to be paid by Janex as set forth below only on condition that Janex shall complete the performance of its obligations as set forth below by the Closing Date, as defined below. If Janex does not complete the performance of its remaining obligations as set forth below by the Closing Date, then the $20,000.00 shall remain forfeited and non-refundable pursuant to the Prior Agreement;

         2.2 MERGER/STOCK ACQUISITION DOCUMENTS: Janex and Borrower will deliver to Lender by no later than February 15, 2001, a copy of all of the documents executed between Janex and Borrower related to the merger or stock acquisition to be consummated between Janex and Borrower;

         2.3 EXCHANGE OF CONSIDERATION: By no later than February 15, 2001 ("Closing Date"), the following additional consideration will be exchanged among the Parties, unless another date is designated:

                  2.3.1 Janex shall pay the additional sum of $200,000.00 to Lender in immediately available funds, which, with the prior deposit of $20,000.00, shall


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equal the total sum of $220,000.00 as of the Closing Date. Lender acknowledges that Janex has already sent said $200,000.00 to Lender by wire transfer, and said funds are held by Lender in a suspense account. If Janex does not complete the performance of its remaining obligations as set forth herein by the Closing Date, then $40,000.00 of the $200,000.00 deposited shall be forfeited and non-refundable, in addition to the $20,000.00 already forfeited pursuant to the Prior Agreement. Therefore, Lender shall refund only $160,000.00 of the $200,000.00 deposited;

                  2.3.2 Janex shall deliver to Lender a promissory note in the principal face amount of $1,300,000.00, security agreement and UCC-1 Financing Statement, all in forms acceptable to Lender, which shall grant to Lender a security interest in certain Janex inventory located in Hong Kong awaiting shipment to the United States, and any receivables related thereto. Janex shall also provide reasonable documentation to allow Lender to verify the inventory, and that title resides in Janex. The security interest granted to Janex shall be of first-priority, and shall be released by Lender upon the receipt of the additional $400,000.00 payment to be made by Janex as set forth in Paragraph 2.6 below;

                  2.3.3 By no later than February 23, 2001, Janex shall deliver to Lender a security agreement and UCC-1 Financing Statement, in forms acceptable to lender, which shall grant to Lender a second-priority security interest in all of the remaining personal property of Janex or its subsidiary (except for the inventory set forth in Paragraph 2.3.2, which shall be subject to a separate security agreement). By the Closing Date, Janex shall also cause to be delivered to Lender the personal guaranty of Vincent Goett, in a form acceptable to Lender, in the principal face amount of, and with a limit of, $1.300 Million. Janex shall deliver to Lender, by no later than the Closing Date, a current personal financial statement for Vincent Goett, in a form acceptable to Lender. The security interest in this Paragraph, and the obligations of the guaranty of Vincent Goett, shall be released by Lender upon receipt of the additional $720,000.00 in payments to be made pursuant to Paragraph 2.7 below, or in other words, upon the receipt of the total amount of $1.520 Million in payments to be paid pursuant to Paragraphs 2.3.1, and 2.4, 2.5, 2.6 and 2.7 below. Additionally, if Janex acquires assets from Futech, or obtains other assets, prior to the release of said guaranty, Lender agrees to negotiate in good faith with Janex and Goett for the release of said guaranty upon Janex granting to Lender a second-priority security interest in such additional assets of Janex, in form and with assets satisfactory to Lender in its sole discretion, based upon a commercially reasonably determination;

                  2.3.4 By no later than February 23, 2001, Janex shall cause to be issued to Lender, an initial 1,500,000 (one million, five hundred thousand) shares (subject to adjustment for stock splits, stock dividends, recapitalizations and similar transactions after the date of this Agreement) of Janex common stock (the "Initial Shares"), which shall be issued subject only to restrictions under applicable Federal and State securities laws. Lender may sell the shares at any time after issuance at its discretion. At the time of issuance of the Initial Shares, Janex shall cause its counsel, Brown, Rudnick, Freed & Gesmer, to issue an opinion to Lender in customary form that the Initial Shares are validly issued, fully paid and non-assessable;

                  2.3.5 Upon performance of all of the conditions and obligations required to be performed by Janex and Borrower by the Closing Date, the principal obligation under the F. DaMert Guaranty shall be reduced to $180,000.00.

         2.4 ADDITIONAL PAYMENT BY JANEX: By no later than March 2, 2001, Janex, Borrower or Guarantor shall pay to Lender, in immediately available funds, the approximate sum of $160,000.00. Upon receipt of the approximate $160,000.00 payment hereunder, combined with the performance of all of the conditions and obligations required to be performed by Janex and Borrower by the Closing Date, the principal obligation under the F. DaMert Guaranty shall be reduced dollar for dollar by the exact amount paid hereunder. For example, if the amount paid is $160,000.00, then the F. DaMert Guaranty obligation shall be reduced from $180,000.00 to $20,000.00.

         2.5 REMAINDER OF $180,000.00 PAYMENT BY APRIL 15, 2001: By no later than April 15, 2001, Janex shall pay to Lender, in immediately available funds, the remaining sum required to make a total of $180,000.00 paid after the Closing Date and before April 15, 2001. For example, if the amount paid under Paragraph
2.4 is $160,000.00, then Janex shall pay an additional amount of $20,000.00 by no later than April 15, 2001 in order to make a total additional payment of $180,000.00. Upon receipt of the total funds


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

as set forth in this Paragraph and Paragraph 2.3.1 (i.e., $400,000.00), the obligations under the Loan Documents shall be deemed paid in full, and Lender shall execute a release of its security interest in any assets of Borrower, and deliver same to Janex for recordation with the California Secretary of State (and elsewhere where UCC-1's may be filed). Lender shall also deliver to Borrower and Guarantor the originals of the Line of Credit Note, the Note, and the F. DaMert Guaranty, all marked "cancelled." In addition, the mutual general releases between Lender, Borrower and Guarantor, as set forth in Section 3.0 below, will become operative, and of full force and effect

         2.6 ADDITIONAL $400,000.00 PAYMENT BY MAY 15, 2001: By no later than May 15, 2001, Janex shall pay to Lender an additional sum of $400,000.00 in immediately available funds. Upon receipt of such payment, Lender shall execute a release of its security interest in the Hong Kong inventory set forth in paragraph 2.3.2, and deliver it to Janex for recordation with the appropriate Secretary of State;

         2.7 ADDITIONAL $720,000.00 PAYMENTS BY QUARTER: Beginning August 15, 2001, Janex shall pay to Lender five quarterly payments of $116,666.67 each, and one final quarterly payment of $136,666.67, in immediately available funds, for a total additional amount of $720,000.00. Therefore, the total additional amount of cash to be paid by Janex to Lender, after the initial $200,000.00 to be paid at the Closing Date, is $1.30 Million, consisting of the payments to be made under Paragraphs 2.4, 2.5, 2.6 and 2.7 of this Agreement. Upon receipt of all of the quarterly payments to be made under this Paragraph, Lender shall execute a release of its security interest in the remainder of any assets of Janex or its subsidiary, and deliver it to Janex for recordation with the California Secretary of State. Upon receipt of all of the quarterly payments to be made hereunder, Lender shall also release the obligations of Vincent Goett under the guaranty provided pursuant to paragraph 2.3.3.

         2.8 ADDITIONAL 1.5 MILLION JANEX SHARES: By no later than June 15, 2001, Janex shall cause to be issued to Lender, an additional 1,500,000 (one million, five hundred thousand) shares (subject to adjustment for stock splits, stock dividends, recapitalizations and similar transactions after the date of this Agreement) of Janex common stock (the "Additional Shares" and with the Initial Shares, the "Janex Shares"), in addition to the original 1,500,000 shares to be issued pursuant to Paragraph 2.3.4, for a total of 3,000,000 shares. Such shares shall be issued subject only to the same restrictions set forth in Paragraph 2.3.4. Janex represents and warrants that neither it, nor its officers, directors, shareholders, or any other person acting on its behalf, will take any action to intentionally diminish the value of the shares to be issued to Lender under this Agreement. At the time of issuance of the Additional Shares, Janex shall cause its counsel, Brown, Rudnick, Freed & Gesmer, to issue an opinion to Lender in customary form that the Additional Shares are validly issued, fully paid and non-assessable.

         3.0 GENERAL RELEASE. For the valuable consideration to be exchanged by the Closing Date, as set forth in this Agreement, Lender, on the one hand, and the Borrower and Guarantor, on the other hand, hereby release and forever discharge each other, and their respective officers, subsidiaries, parent, affiliated entities, directors, employees, assigns, successors, agents, and attorneys, from any and all claims, demands, damages, debts, liabilities, obligations, contracts, agreements, accounts, causes of action, costs, and suits of whatever nature, character, or description, whether known or unknown, and whether anticipated or unanticipated, which any Party has, claims to have, or may hereafter claim to have arising from the Loan Documents, including the F. DaMert Guaranty, or any obligation related thereto, at law or in equity.

         4.0 INTENTION OF THE PARTIES. It is the intention of Lender, Borrower and Guarantor in executing this Agreement that it shall be effective upon the exchange of all consideration as of the Closing Date, as a full and final accord and satisfactory release of each and every matter specifically or generally referred to with respect to the Loan Documents, or the relationship of the Lender and each of the Borrower and Guarantor related to the Loan Documents. The Lender, Borrower and Guarantor hereby acknowledge that they are familiar with California Civil Code Section 1542, which Section provides as follows:

         A general release does not extend to claims which a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.


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

         The Lender, Borrower and Guarantor hereby waive and relinquish any rights and benefits that they may have under California Civil Code Section 1542. They further acknowledge that they are aware that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Loan Documents, but it is their intention hereby to fully and finally and to forever settle and release any and all matters, disputes and differences, known or unknown, suspected or unsuspected, which now exist, may exist, or hereto have existed between them and/or their officers, directors, employees, assigns, successors, agents, and attorneys with respect to the Loan Documents, or the relationship of the Lender, Borrower and Guarantor related to the Loan Documents. The release herein shall be and remain in effect as a full and complete release, notwithstanding the discovery or existence of any such additional or different facts. The Lender, Borrower and Guarantor hereby warrant and represent that the effects and import of California Civil Code Section 1542 have been fully explained to them by their attorney(s), or that they have been otherwise made aware of same.

         5.0 NO JOINT VENTURE OR PARTNERSHIP. The Parties hereby acknowledge and agree that this Agreement is being entered into solely for the purposes of settling the disputes related to the defaults of the Borrower and Guarantor under the Loan Documents, and that no joint venture, partnership or any other relationship other than creditor-debtor is being formed by virtue of this Agreement.

         6.0 DISINTEREST OF LENDER IN PURCHASE AGREEMENT. The Parties hereby acknowledge and agree that Lender has had no involvement in the negotiation of the purchase and sale of the assets of Borrower to Janex, and that Lender shall have no involvement in either the terms of such agreement, or be a party to any such agreement. Lender is expressly not undertaking any obligations with respect to such agreements, and Borrower, Guarantor, and Janex agree to indemnify and hold Lender harmless from any claims of any third party related to such agreement. The obligations of Borrower and Guarantor with respect to this Paragraph shall expressly survive the Closing Date, and shall not be subject to the mutual general release set forth in Paragraphs 3.0 and 4.0.

         7.0 WARRANTIES. The Parties hereby warrant and represent that they are the only persons who have any interest in the matters they are releasing and that none of such claims, releases, or any part thereof, has been assigned, granted, pledged, encumbered or transferred in any way to any third person or entity.

         8.0 PARTIES BOUND. The releases and this Agreement shall be binding upon the Parties and their heirs, legal representatives, successors, and assigns and shall inure to the benefit of the Parties, their officers, directors, employees, assigns, successors, agents, and attorneys.

         9.0 RECOVERY OF ATTORNEYS' FEES AND COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the prevailing Party shall be entitled to recover reasonable attorneys' fees, accountants' fees, and other costs incurred in such action arbitration or proceeding, in addition to any other relief to which it or he/she/they may be entitled.

         10.0 EFFECT OF HEADINGS. The headings of the sections and subsections of this Agreement are included for convenience only, and are not to be construed as affecting the construction or interpretation of the individual provisions of this Agreement.

         11.0 ENTIRE AGREEMENT; MODIFICATION; AND WAIVERS. This Agreement constitutes the entire Agreement between the Parties pertaining to the subject matter described herein, and supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment to this Agreement shall be binding unless executed in writing by both Parties. No waiver of any of the provisions of this Agreement shall be considered a waiver of any other provision, whether or not similar, nor shall any such waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the waiving party.

         12.0 CONSTRUCTION AND PERFORMANCE. This Agreement shall not be construed against the party preparing it, but shall be construed as if both Parties prepared this Agreement. This Agreement is entered into and is to be performed and enforced in Los Angeles County, California.


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         13.0 AGREEMENT TO PERFORM NECESSARY ACTS. The Parties shall execute and deliver all documents and perform any and all further acts that may be reasonably necessary to effectuate the provisions of this Agreement.

         14.0 TIME IS OF THE ESSENCE. Time is of the essence for the performance of each and every covenant and satisfaction of each and every condition contained in this Agreement.

         15.0 COUNTERPARTS, GENDER AND TENSE. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original document, and all of which together shall constitute a single instrument. In this Agreement, where the context may require, the singular shall include the plural, and the neuter, masculine and feminine genders shall be deemed to include both natural persons and any corporation, partnership, association, joint venture, trust, firm, governmental agency, body politic or any other entity.

         16.0 INVALIDITY OF PROVISIONS. If any provision of this Agreement as applied to any party or to any circumstance shall be adjudged by a court to be void or unenforceable, the same shall in no way affect: (a) any other provision of this Agreement; (b) the application of such provision in any other circumstances; and/or (c) the validity or enforceability of this Agreement as a whole.

         17.0 DATE OF THIS AGREEMENT. This Agreement shall be in full force and effect upon execution by all Parties. The date of the last signature placed hereon, excluding signatures of any attorneys representing the Parties, shall herein be known as the "Date of This Agreement".

         18.0 ADVICE OF COUNSEL. Each of the Parties hereto acknowledges the receipt of advice of legal counsel, or the opportunity to obtain such advice, regarding this Agreement prior to executing it.

         19.0 RULE 144 COMPLIANCE. Until such time as Lender no longer holds any Janex Shares, Janex covenants and agrees that it shall use commercially reasonable efforts to satisfy the current public information requirements of Rule 144(c) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), so that Lender can dispose of Janex Shares in compliance with Rule 144 promulgated under the Securities Act.

         20.0 DEMAND REGISTRATIONS.

         (a) Until February 15, 2006, Janex grants Lender the right to request Janex to register under the Securities Act all or any portion of Lender's Janex Shares on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and Lender may request registration under the Securities Act of all or any portion of Lender's Janex Shares on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available. All registrations requested pursuant to this Section 20 are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Janex Shares requested to be registered and the anticipated per share price range for such offering. Janex shall use commercially reasonable efforts to comply with any requests for Demand Registrations hereunder.

         (b) LONG-FORM REGISTRATIONS. Lender shall be entitled to request two Long-Form Registrations in which Janex shall pay all registration expenses; provided that at least 1,000,000 shares of Janex common stock is requested to be registered in any Long-Form Registration. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective. In any event, Janex shall pay all registration expenses in connection with any registration initiated as a Long-Form Registration, whether or not it has become effective.

         (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations, Lender shall be entitled to request an unlimited number of Short-Form Registrations in which Janex shall pay all registration expenses. Demand Registrations shall be Short-Form Registrations whenever Janex is permitted to use any applicable short form. Janex shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Janex Shares.


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

         (d) PRIORITY ON DEMAND REGISTRATION. If a Demand Registration is an underwritten offering and the managing underwriters advise Janex in writing that in their opinion the number of Janex Shares and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Janex Shares and other securities, if any, which can be sold without materially jeopardizing the successful marketing of the securities proposed to be sold, Janex shall include in such registration (i) first, the Janex Shares and (ii) second, the other securities requested to be included in such registration.

         (e) SELECTION OF UNDERWRITERS. Lender shall have the right to select the investment banker(s) and manager(s) to administer the offering.

         (f) OTHER REGISTRATION RIGHTS. Janex represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other person with respect to any securities of Janex. Except as provided in this Agreement, Janex shall not grant to any person(s) the right to request Janex to register any equity securities of Janex, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of Lender; provided that Janex may grant rights to other persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of Lender with respect to such Piggyback Registrations.

         (g) ASSIGNMENT. Lender may assign its rights under Section 20.0, 21.0 and 22.0 under this Agreement to any person who purchases at least 500,000 shares of Janex common stock from Lender.

         21.0 PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever Janex proposes to register any of its equity securities under the Securities Act (other than (i) pursuant to a Demand Registration, and (ii) a registration relating solely to employee benefit plans, a registration on Form S-4 or a registration relating solely to a Rule 145 transaction) and the registration form to be used may be used for the registration of Janex Shares (a "Piggyback Registration"), Janex shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to Lender of its intention to effect such a registration and, subject to the terms of Sections 21.0(c) and 21.0(d) hereof, shall include in such registration all Janex Shares with respect to which Janex has received written requests for inclusion therein within 15 days after the delivery of Janex's notice.

         (b) PIGGYBACK EXPENSES. The registration expenses of the holders of Janex Shares shall be paid by Janex in all Piggyback Registrations.

         (c) PRIORITY ON PRIMARY REGISTRATION. If a Piggyback Registration is an underwritten primary registration on behalf of Janex, and the managing underwriters advise Janex in writing that in their reasonable opinion the number of securities requested to be included in such registration would materially jeopardize the successful marketing of the securities proposed to be sold, Janex shall include in such registration, (i) first, the securities Janex proposes to sell, (ii) second, the Janex Shares and (iii) third, other securities requested to be included in such registration.

         (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Janex's securities, and the managing underwriters advise Janex in writing that in their reasonable opinion the number of securities requested to be included in such registration would materially jeopardize the successful marketing of the securities proposed to be sold, Janex shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Janex Shares requested to be included in such registration, and (iii) third, other securities requested to be included in such registration.

         (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by Lender. Such approval shall not be unreasonably withheld or delayed.


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

         (f) OTHER REGISTRATIONS. If Janex has previously filed a registration statement with respect to Janex Shares, and if such previous registration has not been withdrawn or abandoned, Janex shall not file or cause to be effected any other registration, including any Demand Registration, of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

         22.0 INDEMNIFICATION FOR SECURITIES MATTERS. (a) Janex agrees to indemnify, to the extent permitted by law, Lender, its officers and directors and each person who controls Lender (within the meaning of the Securities Act) against all out-of-pocket losses, claims, damages, liabilities and expenses ("Loss") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Janex by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Janex has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, Janex shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Lender.

         (a) In connection with any registration statement in which Lender is participating, Lender shall furnish to Janex in writing such information and affidavits as Janex reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify Janex, its directors and officers and each person who controls Janex (within the meaning of the Securities Act) against any Losses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by Lender pursuant to such registration statement.

         (b) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (c) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. Janex also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event Janex's indemnification is unavailable for any reason

                    [ATTESTATION AND SIGNATURES ON NEXT PAGE]


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

         IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement on the date set forth opposite their names below.

LENDER:

AMRESCO FINANCIAL I, L.P., a Delaware limited partnership

By: AMRESCO Principal Managers II, Inc., a Delaware corporation, its general partner

By:    /s/ Allyn S. Patrick
       -----------------------

Name:  Allyn S. Patrick
       -----------------------

Its:   Vice President                                  Dated:      2-27-01
       -----------------------                               ------------------



BORROWER:

DAMERT COMPANY

By:    /s/ Frederick A. Damert
       -----------------------

Name:  Frederick A. Damert
       -----------------------

Its:   President                                       Dated:      2-15-01
       -----------------------                               ------------------




GUARANTOR:

/s/ Frederick A. Damert                                Dated:      2-15-01
------------------------------                               ------------------
FREDERICK A. DAMERT




JANEX:
JANEX INTERNATIONAL, INC.

By:    /s/ Dan Lesnick
       -----------------------

Name:  Daniel Lesnick
       -----------------------

Its:   President                                       Dated:      2-16-01
       -----------------------                               ------------------


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